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                             SEI LIQUID ASSET TRUST
                            TREASURY SECURITIES FUND
                           GOVERNMENT SECURITIES FUND
                              PRIME OBLIGATION FUND

                          SUPPLEMENT DATED JULY 11, 2003
             TO THE CLASS A SHARES PROSPECTUS DATED OCTOBER 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The prospectus of each of the Treasury Securities Fund, Government Securities Fund and Prime Obligation Fund (each a "Fund") is hereby supplemented to reflect that SEI Investments Management Corporation, SEI Investments Fund Management and/or SEI Investments Distribution Co. have agreed to temporarily and voluntarily waive and/or reimburse expenses in excess of their current fee waiver and reimbursement commitment so that each Fund's current yield quotation on any day will be not less than 15 basis points (.15%). This supplemental waiver and/or reimbursement will remain in effect through July 31, 2003 and may be discontinued and/or otherwise modified thereafter without notice to shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE